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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2007

                         Applebee's International, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-17962                43-1461763

  (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                         Identification Number)

       4551 W. 107th Street, Overland Park, Kansas               66207
        (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (913) 967-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act
|X|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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Item 8.01  Other Events.

     On July 16, 2007, Applebee's International, Inc. ("Applebee's") issued a joint press release with IHOP Corp. ("IHOP") announcing a definitive agreement under which IHOP will acquire Applebee's for $25.50 per share in cash. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

  Exhibit
    No.        Description
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 99.1          Press release dated July 16, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APPLEBEE'S INTERNATIONAL, INC.

Date:  July 16, 2007                     By:
                                              /s/ Rebecca Tilden
                                            ------------------------------------
                                              Name:  Rebecca Tilden
                                              Title: Executive Vice President
                                                     and General Counsel


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